EXHIBIT 10.1

                           CAROLINA FIRST CORPORATION
                AMENDED AND RESTATED DIRECTORS' STOCK OPTION PLAN
                    (Amended and Restated as of May 1, 1998)


     1.PURPOSE. The purpose of the Carolina First Corporation Directors' Stock Option Plan (the "Plan") is to promote the growth and profitability of Carolina First Corporation (the "Company") and its subsidiaries from time to time by increasing the personal participation of directors in the financial performance of the Company, by enabling the Company to attract and retain directors of outstanding competence and by providing such directors with an equity opportunity in the Company. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of common stock of the Company, $1.00 par value per share ("Common Stock").

     2.ADMINISTRATION. The Plan shall be administered by the Company's Board of Directors (the "Board"); provided, however, that if applicable law precludes or restricts the Board from acting in such capacity, then the Board shall have the authority to appoint a committee of individuals (the "Committee") to administer the Plan, all in accordance with applicable law. Subject to applicable law, the Board or Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan; (ii) prescribe the form of instrument(s) evidencing Options granted under this Plan; (iii) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (iv) make all other determinations necessary or advisable for the administration of this Plan. Any action which the Board or Committee is authorized to take may be taken without a meeting if all the members of the Board or Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board or Committee.

     The Board or Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board or Committee, subject in each such case to applicable law. No member of the Board or Committee or employee of the Company assisting the Board or Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

     3.STOCK SUBJECT TO PLAN. The stock to be offered under this Plan shall be authorized but unissued shares of Common Stock. An aggregate of 500,000 shares are reserved for the grant under this Plan of Options (which shall include Options outstanding under the Directors Stock Option Plan outstanding immediately prior to May 1, 1998). The numbers of shares of Common Stock which may be granted under this Plan may be adjusted to reflect any change in the capitalization of the Company as contemplated by Section 9 of the Plan and occurring after the adoption of this Plan. The Board or Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under this Plan.


     4.OPTIONS FOR DIRECTORS WHO ARE NEITHER OFFICERS NOR EMPLOYEES. The grant of Options under this Plan shall be limited to those directors of the Company and/or a Company subsidiary who:

      (1) on the date of grant, are neither officers nor employees of the Company or any Company subsidiary and

      (2) who are directors of either the Company or a Company subsidiary designated from time to time by the Board of Directors as a "Principal Subsidiary."

Each of such persons is hereinafter referred to as an "Eligible Director". Initially, Carolina First Bank, Carolina First Mortgage Company, and Blue Ridge Finance Company, Inc. are designated as "Principal Subsidiaries," subject to change by the Board of Directors.

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         (a) On May 1 of each calendar year (or, if May 1 is not a business day, the immediately preceding business day) (the "Grant Date"), each Eligible Director who is not a Company Director (a "Non-corporate Director") shall automatically receive from the Company an option to acquire 1,000 shares of Common Stock at an exercise price equal to the average of the high and low sales prices of the Common Stock (the "Fair Market Value") on the Grant Date. Each such Option shall be exercisable after ten months from the Grant Date and at any time and from time to time thereafter (subject to Section 6 hereof) until and including the date which is the business day immediately preceding the tenth anniversary of the Grant Date. Notice of each such Option granted on a Grant Date shall be given to each Non-corporate Director within a reasonable time after the Grant Date.

         (b) On May 1 of each calendar year (or, if May 1 is not a business day, the immediately preceding business day) (the "Grant Date"), each Eligible Director who is a Company Director (a "Corporate Director") shall automatically receive from the Company an option to acquire shares of Common Stock, valued based on the Black-Scholes valuation method, equal to 60% of the Corporate Director's total compensation as a Company director for that particular twelve month period (assuming 100% attendance at all schedule Board and committee meetings). Each such Option shall have an exercise price equal to the Fair Market Value of the Common Stock on the Grant Date. Each such Option shall become exercisable immediately after the Grant Date and at any time and from time to time thereafter until and including the date which is the business day immediately preceding the tenth anniversary of the Grant Date. Notice of each such Option granted on a Grant Date shall be given to each Corporate Director within a reasonable time after the Grant Date.

         (c) Corporate Directors will not be eligible to receive Options under
Section 4(a) above, irrespective of whether they serve as directors of any Principal Subsidiary. Non-corporate Directors who serve as directors of more than one Principal Subsidiary shall receive only the Options to acquire 1,000 shares of Common Stock as provided in the preceding paragraph (and shall not receive additional Options based on the multiple directorships).

         (d) This Section 4 may not be amended more frequently than once every six months, other than to comport with change in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1972, as amended, ("ERISA") or the rules thereunder.

         (e) It is intended that Options granted hereunder shall not qualify as incentive stock options under Section 422 of the Code.

     5.NON-TRANSFERABILITY. An Option granted to a participant under this Plan shall not be transferable by him except: (i) by will; (ii) by the laws of descent and distribution; or (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of ERISA, or the rules thereunder.

     6.   EXERCISABILITY   OF  OPTIONS.   Options  granted  hereunder  shall  be
exercisable in accordance with the provisions hereof.

     Any Option granted to a Non-corporate Director under this Plan shall terminate in full (whether or not previously exercisable and prior to the expiration of its term) one year following the date on which the Optionee ceases to be an Eligible Director; provided that in the one year period following the date on which the Optionee ceased to be an Eligible Director, such Optionee may exercise the Option only to the extent that he could have exercised the Option at the time he ceased being an Eligible director, unless the Optionee shall (a) die while a director of the Company, in which case the Optionee's legatee(s) under his last will or the Optionee's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time within two years after the Optionee's death to the extent the Optionee could have exercised the Option immediately prior to his death, or (b) become permanently or totally disabled within the meaning of Section 22(e)(3) of the Code (or any successor provision) while a director of the Company, in which case the Optionee or his personal representative may exercise the previously unexercised portion of such Option at any time within two years after termination of his directorship to the extent the Optionee could have exercised the Option immediately prior to such termination.

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      Any Option granted to a Corporate Director under this Plan shall terminate in full on the tenth anniversary of its Grant Date. In the event that a Corporate Director shall die while a director of the Company, such Optionee's legatee(s) under his last will or such Optionee's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time prior to expiration of its term.

      In no event may an Option be exercised after the expiration of its fixed term.

      All vesting of Options shall cease when a person ceases (for whatever reason) to serve as an Eligible Director.

      A "Person" shall mean any individual, corporation, limited liability Company, bank, partnership, joint venture, association, joint-stock Company, trust, unincorporated organization or other entity. When determining a Person's Common Stock ownership, such Person's Common Stock ownership shall be aggregated with any other Person with whom he/it is acting in concert or as a group for the purpose of acquiring, holding or disposing of the Common Stock.

     7. METHOD OF EXERCISE. Each Option granted under the Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, (b) shall at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, (c) shall tender to the Company payment in full in cash of the amount of all federal and state withholding or other employment taxes applicable to the taxable income, if any, of the holder resulting from such exercise, and (d) shall comply with such other reasonable requirements as the Board or Committee may establish. The exercise price may be paid either in cash or by surrender to the Company of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price.

         No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for the shares has been delivered.

         An Option granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan for the remaining shares subject to the Option.

     8. TERMINATON OF OPTIONS. An Option granted under this Plan shall be considered terminated in whole or part, to the extent that, in accordance with the provisions of this Plan and such Option, it can no longer be exercised for any shares originally subject to the Option. The shares subject to any Option or portion thereof, which terminates, shall no longer be charged against the applicable limitation or limitations provided in Section 3 of this Plan and may again become shares available for the purposes, and subject to the same applicable limitations, of this Plan.

     9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of this Plan, the shares to be covered by subsequent grants under Section 4 hereof and the number and kind of shares under option in outstanding option agreements pursuant to this Plan and the option price under such agreements shall be appropriately adjusted so as to preserve, but not increase, the benefits of this Plan to the Company and the benefits to the holders of such Options. Adjustments under this Section shall be made by the Board or Committee, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive.

     10. COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS. No certificate(s) for shares shall be executed and delivered upon exercise of an Option until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the South Carolina Uniform Securities Act, as amended, any other applicable state securities law(s) and the requirements of any exchange on which the Common Stock may, at the time, be listed.

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      In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board or Committee may require reasonable evidence as to the ownership of the Option and may require such consents and releases of taxing authorities as it may deem advisable.

      11. NO RIGHT TO DIRECTORSHIP. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any director participant under the Plan any right to continue as a director of the Company, or shall in any way affect the right and power of the Company to terminate the position with the Company of any participant under this Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if this Plan had not been adopted.

      12. AMENDMENT AND TERMINATION. Except as provided otherwise herein and subject to applicable law, the Board or Committee may at any time suspend, amend or terminate this Plan. Notwithstanding the foregoing, no amendment, suspension or termination shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     In addition to Board or Committee approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to participants;
(ii) increase the number of securities issuable under this Plan (other than an increase pursuant to Section 9 hereof); (iii) change the class or classes of individuals eligible to receive Options; or (iv) otherwise materially modify the requirements for eligibility, then such amendment must be approved by the holders of a majority of the Company's outstanding capital stock present or represented by proxy and entitled to vote at a meeting duly held of the stockholders of the Company.

     13. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes as determined by the Board.

     14. INDEMNIFICATION OF BOARD OR COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board or Committee shall, to the fullest extent permitted by law, be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding the such Board member or Committee member is liable for gross negligence or willful misconduct in the performance of his duties; provided that within 30 days after institution of any such action, suit or proceeding the Board member or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

      15. EFFECTIVE DATE OF THE PLAN. This Plan shall become effective as of May 1, 1998, assuming the requisite shareholder approval is received at the Company's 1998 annual meeting of shareholders.

      16. DURATION OF THE PLAN. Unless previously terminated by the Board or Committee, this Plan shall terminate at the close of business on May 1, 2008, and no Option shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted under this Plan.




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                               STOCK OPTION GRANT

May 1,  ________

Dear [Director]:

                  In accordance with [Section 4(a)] [Section 4(b)] of the Directors' Stock Option Plan (the "Plan") of Carolina First Corporation (the "Company"), and in order to give you an added proprietary interest in the Company and an additional incentive to advance the interest of the Company, you, in your capacity as a director of the Company or one of its subsidiaries, are hereby granted (as of the date above) an option to purchase ____________ shares of the Common Stock upon the following terms and conditions:

     (1) This Option is granted in accordance with the Plan and the terms of the Plan are incorporated by reference herein. Defined terms used herein (as indicated by the initial capitalization thereof) which are defined in the Plan, shall have the meanings ascribed to such terms in the Plan.

     (2) The exercise price shall be $ _________ per share (the average of the high and low sales prices of the Common Stock on the date of grant);

     (3)       This Option shall be exercisable as provided in the Plan.

     (4) This Option is not intended to be treated as an "incentive stock option" for purposes of Section 422 of the Internal Revenue Code of 1986, as amended.

     (5) As used herein, "Plan" shall mean the terms of the Plan in effect on the date hereof.


                                               Very truly yours,

                                                CAROLINA FIRST CORPORATION

                                                By:       ______________________

                                                Title:    ______________________

I hereby accept this Stock Option and acknowledge receipt of a copy of the Plan.


Date:   _________________________     _____________________
                                      Optionee